Tidal Trust III N-CSR

Exhibit 99.906 CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Tidal Trust III, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Tidal Trust III for the period covered by this report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Tidal Trust III for the stated period.

/s/ Eric W. Falkeis		/s/ Aaron J. Perkovich
Eric W. Falkeis		Aaron J. Perkovich
President/Principal Executive Officer,		Treasurer/Principal Financial Officer,
Tidal Trust III		Tidal Trust III

Dated:	December 8, 2025	Dated:	December 8, 2025

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes- Oxley Act of 2002 and shall not be deemed as filed by Tidal Trust III for purposes of Section 18 of the Securities Exchange Act of 1934.

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